Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

     I, Dennis P. Riordan, Principal Financial and Accounting Officer of MFIC Corporation, hereby certify to the best of my knowledge and belief that this Quarterly Report on Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and that the information contained in this Quarterly Report on Form 10-Q fairly represents, in all material respects, the financial condition and results of operations of MFIC Corporation.

/s/ Dennis P. Riordan
Name:	Dennis P. Riordan
Title:	Controller
(Principal Financial and Accounting Officer)

Dated:  July 30, 2003